UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 23, 2005


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


            Delaware               1-2691            13-1502798
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 8.01.  Other Events.

On November 23, 2005, AMR Corporation (AMR), the parent company of American Airlines, Inc., completed its previously announced public offering of 13,000,000 shares of AMR's common stock, par value $1.00 per share (the Common Stock), at an offering price to the public of $17.25 per share. AMR has granted UBS Securities LLC, the sole underwriter for the offering, a 30-day option to purchase up to 1,950,000 additional shares of Common Stock to cover over-allotments, if any.

The shares of Common Stock were issued pursuant to AMR's shelf registration statement on Form S-3 (File Nos. 333-110760 and
333-110760-01), which was declared effective by the Securities and Exchange Commission on December 17, 2003.











                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 23, 2005